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                                                                   EXHIBIT 10.56


                                 CONFIDENTIAL
                                 ------------
                             TERMINATION AGREEMENT
                             ---------------------

     This Termination Agreement (this "Termination Agreement"), dated as of February 23, 2001, is made and entered into by and between America Online, Inc. ("AOL"), with offices located at 22000 AOL Way, Dulles, Virginia 20166 and Stamps.com Inc. ("Marketing Partner" or "MP"), a Delaware corporation with principal offices located at 3420 Ocean Park Blvd., Suite 1040, Santa Monica, CA 90405 (each a "Party" and collectively the "Parties").

                                 INTRODUCTION
                                 ------------

     WHEREAS, AOL and MP are Parties to that certain Interactive Marketing and Distribution Agreement, dated as of October 15, 1999 (the "Original Agreement"), and that certain First Addendum to the Interactive Marketing and Distribution Agreement dated as of March 8, 2000 ("First Addendum") (collectively, the Original Agreement and the First Addendum, the "Agreement") (defined terms used herein and not defined shall have the meanings ascribed to them therein, as the case may be);

     WHEREAS, the Parties have agreed to terminate the Agreement.

     NOW, THEREFORE, in consideration of the terms and conditions set forth in this Termination Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AOL and MP hereby agree to terminate the Agreement and release each other from their respective obligations in accordance with the following terms and conditions:

                                     TERMS
                                     -----

1.   FULL PAYMENT AMOUNT. MP agrees to pay AOL a guaranteed cash payment of
     -------------------
     *****, payable immediately upon execution hereof (the "Full Payment Amount") (which amount includes *****). Upon receipt by AOL of the Full Payment Amount, MP shall have no further present or future obligations under the Agreement to make any payments to AOL, nor shall it have any further promotional or other obligations under the Agreement. AOL shall have no further promotional (including without limitation carriage, integration, exclusivity, Keywords, etc.), bounty (e.g., as set forth in
     Section 5 of the First Addendum) or other obligations under the Agreement.

2.   TERMINATION. Upon receipt of the Full Payment Amount, AOL and MP hereby
     -----------
     agree to terminate the Agreement. The Parties acknowledge and agree that such termination and this Termination Agreement shall become effective only and immediately after the Parties execution of this Termination Agreement and AOL's receipt in full of the Full Payment Amount (the "Termination Effective Date").

3.   SURVIVAL. This Termination Agreement shall be subject to survival of those
     --------
     terms expressly identified for survival in the Agreement. Upon the Termination Effective Date, (or as soon as commercially practicable), AOL shall immediately cease using the Licensed Content. If portions of the Licensed Content remain on the AOL Network after such period, then AOL shall promptly remove any remaining portions of the Licensed Content upon written notification from MP thereof, subject to AOL's rights to a
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[*] Confidential information has been omitted and separately filed with the
    Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     "continued link" pursuant to Section 5.3 of the Original Agreement. For the avoidance of doubt, it is understood and expressly agreed that upon AOL's receipt of the Full Payment Amount MP shall have no obligation to account for or pay AOL for users delivered as a result of such "continued links" or otherwise.

4.   RELEASE. Effective upon the Termination Effective Date, and subject to
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     Section 3 above, each Party releases and forever discharges the other Party and all of its stockholders, employees, agents, successors, assigns, legal representatives, affiliates, directors and officers from and against any and all actions, claims, suits, demands, payment obligations or other obligations or liabilities of any nature whatsoever, whether known or unknown, which such Party or any of its stockholders, employees, agents, successors, assigns, legal representatives, affiliates, directors or officers have had, now have or may in the future have arising out of (or in connection with) the Agreement (collectively, "Claims").

     Each of the parties hereto acknowledges that there is a possibility that subsequent to the execution of this Termination Agreement, it will discover facts or incur or suffer claims that were unknown or unsuspected at the time this Termination Agreement was executed, and which if known by it at that time may have materially affected its decision to execute this Termination Agreement. Each of the Parties hereto acknowledges and agrees that by reason of this Termination Agreement, and its release set forth above, it is assuming any risk of such unknown facts and such unknown and unsuspected claims.

5.   MUTUAL REPRESENTATIONS AND WARRANTIES.
     -------------------------------------

Each of the parties represents and warrants as follows:

                    (a) It has read this Termination Agreement and understands the contents hereof and that it has made such an investigation of the facts pertinent to this Termination Agreement and of all the matters pertaining thereto as it deemed necessary;

                    (b) no Claim has been assigned, granted or transferred in any manner to any person; and

                    (c) it has been represented by legal counsel of its own choice throughout all negotiations which preceded the execution of this document and has executed this document with the advice of such legal counsel.

6.   GENERAL PROVISIONS.
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6.1  Further Assurances. Each Party shall take such further action (including,
     ------------------
but not limited to, the execution, acknowledgment and delivery of documents or other tangible items in such Party's possession) as may reasonably be requested by the other Party in order to facilitate the implementation and performance of this Termination Agreement.

6.2  Confidentiality. Neither Party shall disclose the existence of this
     ---------------
Termination Agreement nor the terms hereof without the prior approval of the other party, nor publish or release any press release, promotional materials or other public statement regarding or

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referencing the other party except: (i) as may be required by law, regulation, or court order, or rules or regulations of any securities exchange; (ii) in the case of confidential disclosures on a need to know basis to employees, consultants, counsel, accountants, investors or other professional advisers of the Party and its affiliates; or (iii) in connection with required tax and accounting disclosures.

6.3  Entire Agreement. This Termination Agreement is the entire agreement
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between the Parties regarding the subject matter contained herein. It supersedes, and its terms govern, all prior proposals, agreements, or other communications between the Parties, oral or written, regarding the subject matter contained herein. This Termination Agreement shall not be modified or amended unless done so in a writing signed by authorized representatives of both Parties.

6.4  Applicable Law. This Termination Agreement shall be interpreted, construed
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and enforced in all respects in accordance with the laws of the Commonwealth of
Virginia. Each Party irrevocably consents to the jurisdiction of the courts of the Commonwealth of Virginia, in connection with any action to enforce the provisions of this Termination Agreement or arising under or by reason of this Termination Agreement.

6.5  Assignment. Neither Party shall assign this Termination Agreement or any
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right, interest or benefit under this Termination Agreement without the prior written consent of the other Party; provided that, assignment by a Party to a successor by way of merger, consolidation or sale of all or substantially all of such Party's stock or assets shall not require the consent of the other Party. Subject to the foregoing, this Termination Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

6.6  Construction. In the event that any provision of this Termination Agreement
     ------------
conflicts with the law under which this Termination Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Termination Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and the remainder of this Termination Agreement shall remain in full force and effect.

6.7  Counterparts. This Termination Agreement may be executed in counterparts,
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each of which shall be deemed an original and all of which together shall constitute one and the same document.

6.8  Disclaimer of Liability. Nothing in this Termination Agreement or any
     -----------------------
related document shall be construed as an express or implied admission or acknowledgement by any Party of any liability to any other party or to any other person, all such liability being expressly denied.

6.9  Forbearance of Suit. Subject to Section 3 above, each of the Parties hereto
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agrees that it will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding of any kind whatsoever, by way of action, defense, set-off, cross-complaint or counterclaim, against the other party(s) hereto based on, arising out of, or in connection with any Claim, which is released and discharged by reason of the execution and delivery of this Termination Agreement, except for actions commenced to enforce any rights conferred in this Termination Agreement.


                          [SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the Parties hereto have executed this Termination Agreement as of the date first above written.



AMERICA ONLINE, INC.                      STAMPS.COM INC.


By: /s/ Eric Keller                       By: /s/ Ken T. McBride
   ---------------------------------         -----------------------------

Print Name: Eric Keller                   Print Name: Ken T. McBride
           -------------------------                 ---------------------

Title: SVP- AOL Business Affairs          Title: CFO
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Date: 2-23-01                             Date: 2-23-2001
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